SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2008

THORNBURG MORTGAGE, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-11914	85-0404134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Washington Avenue, Suite 302 Santa Fe, New Mexico	87501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 989-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

This Amended Current Report on Form 8-K/A (“Amendment No. 1”) of Thornburg Mortgage, Inc. (the “Company”) is being filed with the Securities and Exchange Commission (the “SEC”) to file as exhibits the material transaction documents pursuant to which the Company raised an aggregate of $1.35 billion from the sale of notes, warrants and participation rights (the “Offering Documents”), originally reported in the Current Report on Form 8-K of the Company filed with the SEC on April 2, 2008 (the “Original Report”). This Amendment No. 1 is also being filed to file as exhibits material agreements entered into in connection with the Override Agreement, as discussed in the Original Report (the “Override Documents”). Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Original Report. The descriptions of the terms and conditions of each of the Offering Documents and the Override Documents in the Original Report and as set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text of those documents, which are attached hereto as Exhibits 4.1 - 10.1, 10.3 - 10.7 and 10.9, and are incorporated by reference herein.

In addition, in connection with the financial transactions described in the Original Report, the Company entered into the following agreements (the “Additional Documents” and, together with the Offering Documents and the Override Documents, the “Transaction Documents”):

The Security Agreement relating to Override Agreement dated as of April 1, 2008 among Thornburg Mortgage, Inc., each other Lien Grantor Party thereto, each Counterparty thereto and Credit Suisse Securities (USA) LLC as Collateral Agent (the “Override Security Agreement”). Pursuant to the Override Security Agreement, the Company and certain subsidiaries have granted a security interest in certain collateral to the counterparties under the Override Agreement dated March 17, 2008 by and among the Company and five of its remaining counterparties and their affiliates, including Greenwich Capital Markets, Inc., The Royal Bank of Scotland plc, Greenwich Capital Derivatives Inc., Bear Stearns Investment Products Inc., Citigroup Global Markets Limited, Credit Suisse International, Credit Suisse Securities (USA) LLC and UBS Securities LLC in order to secure the Company’s and those subsidiaries’ obligations under the Override Agreement, the Financing Agreements (as defined in the Override Agreement) and certain other documents.

The Security Agreement relating to the Senior Subordinated Secured Note Indenture, dated as of March 31, 2008, among Thornburg Mortgage, Inc., certain of its Subsidiaries and Wilmington Trust Company, as Note Lien Collateral Agent (the “Senior Subordinated Security Agreement”). Pursuant to the Senior Subordinated Security Agreement, the Company and certain of the Company’s subsidiaries who are acting as guarantors of the Company’s obligations under the Senior Subordinated Secured Note Indenture that the Company entered into on March 31, 2008 with Wilmington Trust Company granted a security interest in certain collateral to the holders of the senior subordinated secured notes to secure the Company’s and those subsidiaries’ obligations under the Senior Subordinated Secured Note Indenture and certain other documents.

The Escrow Agreement dated March 31, 2008 among Thornburg Mortgage, Inc., the Subscriber signatories thereto and Wilmington Trust Company as Escrow Agent (the “Escrow Agreement”). The Escrow Agreement provides for the disposition of $200 million received by the Company in its offering of senior subordinated secured notes, warrants to purchase common stock and a contractual participation in certain mortgage-related assets referenced above and discussed in the Original Report that was placed in an escrow account (together with a pro-rata portion of the warrants) to partially fund a tender offer for the Company’s preferred stock as described in the Original Report. The funds will be released to the Company and escrowed warrants and $200 million aggregate principal amount of senior subordinated secured notes will be issued to the subscribers to the Escrow Agreement upon the approval by shareholders of an increase in the authorized capital stock to 4 billion shares and the purchase by the Company of at least 90% of the outstanding preferred stock and at least 66 2/3% of each series of preferred stock in the tender offer described in the Original Report. To the extent that some or all of the $200 million in escrow is not used to purchase the preferred shares that are tendered, unused escrowed funds, plus any interest on the escrowed funds, will be returned to the investors and remaining escrowed warrants will be distributed pro rata to the participants in the contractual participation.

The descriptions of the terms and the conditions of the Override Security Agreement, the Senior Subordinated Security Agreement and the Escrow Agreement set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text of those Agreements, which are attached hereto as Exhibits 10.2, 10.8 and 10.10 respectively, and are incorporated by reference herein.

The Transaction Documents filed as exhibits hereto and incorporated by reference herein are listed below in Item 9.01(d) of this Current Report on Form 8-K.

Item 3.02	Unregistered Sale of Equity Securities

This Amendment No. 1 is also being filed to clarify and supplement the description in Item 3.02 in the Original Report.

Prior to April 11, 2008, the Company intends to issue warrants exercisable for 46,960,000 shares of common stock to counterparties under the Override Agreement.

On March 31, 2008, the Company issued detachable warrants exercisable for 168,606,548 shares of common stock to the purchasers of $1.15 billion aggregate principal amount of its senior subordinated secured notes. An additional 29,322,879 warrants are being held in escrow as described in Item 1.01 above.

Upon receipt of shareholder approval of an increase in the authorized shares of capital stock that it may issue and completion of the tender offer referred to in the Original Report and in Item 1.01 above, the Company will issue additional warrants exercisable for 2,520,705,730 shares of its common stock to purchasers of its senior subordinated secured notes.

Upon receipt of shareholder approval of an increase in the authorized shares of capital stock that it may issue and completion of the tender offer referred to in the Original Report and in Item 1.01 above, the Company intends to issue warrants exercisable for up to 154,794,289 shares of common stock to preferred shareholders who participate in the tender offer.

The warrant agreement between the Company and the warrant holders provides that the holders shall exercise their warrants as promptly as practicable after April 11, 2008 and from time to time thereafter to the extent permitted by applicable federal, state and foreign laws and regulations.

Item 7.01.	Regulation FD Disclosure

This Amendment No. 1 is also being filed to clarify and supplement the description in Item 7.01 of Exhibit 99.1 in the Original Report.

The information contained in Exhibit 99.1 was information initially provided to investors in connection with the original proposal for a private placement of senior subordinated secured notes, related warrants and participations referenced in Item 1.01 of the Original Report prior to resolution and negotiation of the final terms of the transaction. The final terms of the transaction are reflected in the Transaction Documents. Some of the key differences between the information contained in Exhibit 99.1 and the information reflected in the Transaction Documents are as follows: (1) the pro forma balance sheet on page 9 reflects a now outdated estimate of shares of common stock outstanding after all components of the transaction are completed (assuming shareholder approval of an increase in authorized shares is obtained), which is now estimated to be approximately 3.09 billion shares outstanding, as opposed to the approximately 2.3 billion shares listed in the pro forma balance sheet; (2) entities affiliated with MatlinPatterson Global Opportunities Partners III, L.P. and MatlinPatterson Global Opportunities Partners (Cayman) III, L.P. invested $475 million, as opposed to the $450 million set forth in the summary on page 2; (3) the shares of common stock issuable upon exercise of

“Detachable Warrants” issued, or deposited in escrow, on March 31, 2008 constitute 39.6% of the fully diluted shares of common stock outstanding, as opposed to 48% as set forth in the summary on page 2, and those warrants and the additional warrants that would be issued upon shareholder approval of an increase in the number of authorized shares of common stock collectively would constitute 87.8% of the fully diluted shares of common stock then outstanding, assuming warrants to purchase an aggregate of 5% of the Company’s common stock are issued in the preferred stock tender offer (90% if no warrants are issued in the tender offer); and (4) the Prepaid Cash Settlement Agreement executed and delivered on March 24, 2008 was terminated on March 31, 2008 and the Principal Participation Agreement was executed and delivered on March 31, 2008.

The information in Item 7.01 of this Current Report and in Item 7.01 of the Original Report, including Exhibit 99.1 contained in the Original Report, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report and in Item 7.01 of the Original Report, including Exhibit 99.1 contained in the Original Report, shall not be incorporated by reference into any registration statement or other document filed or furnished pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Name of Exhibit

4.1	Senior Subordinated Secured Note Indenture dated as of March 31, 2008 between Thornburg Mortgage, Inc., the Note Guarantors signatories thereto and Wilmington Trust Company, as trustee.

4.1.1	Form of Senior Subordinated Secured Note (included in Exhibit 4.1).

4.2	Second Supplemental Indenture to Senior Note Indenture dated as of March 31, 2008 by and between Thornburg Mortgage, Inc., the Guarantors signatories thereto, and Deutsche Bank Trust Company Americas as Trustee.

10.1	Amendment No. 1 to Override Agreement dated as of March 27, 2008 by and among Thornburg Mortgage Inc., Thornburg Mortgage Hedging Strategies, Inc. and Greenwich Capital Markets, Inc., Royal Bank of Scotland PLC, Greenwich Capital Derivatives Inc., Bear Stearns Investment Products Inc., Citigroup Global Markets Limited, Credit Suisse Securities (USA) LLC, UBS Securities LLC and Credit Suisse International.

10.2	Security Agreement relating to Override Agreement dated as of April 1, 2008 among Thornburg Mortgage, Inc., each other Lien Grantor Party thereto, each Counterparty thereto and Credit Suisse Securities (USA) LLC as Collateral Agent.

10.3	Purchase Agreement dated as of March 31, 2008 by and among Thornburg Mortgage, Inc. and the Subscriber signatories thereto.

10.4	Registration Rights Agreement related to the Senior Subordinated Secured Notes dated March 31, 2008 by and among Thornburg Mortgage, Inc., the Guarantors signatories thereto and the Purchasers signatories thereto.

10.5	Warrant Agreement dated as of March 31, 2008 among Thornburg Mortgage, Inc. and the Warrant Holders signatories thereto.

10.5.1	Form of Warrant (included in Exhibit 10.5).

10.6	Principal Participation Agreement dated as of March 31, 2008 among Thornburg Mortgage, Inc. and the Participants signatories thereto.

10.7	Termination and Release of Prepaid Cash-Settled Agreement dated as of March 31, 2008 by and between Thornburg Mortgage, Inc., MP TMA LLC and MP TMA (Cayman) LLC.

10.8	Security Agreement relating to the Senior Subordinated Secured Note Indenture dated as of March 31, 2008 made by the Grantors signatories thereto in favor of Wilmington Trust Company as Note Lien Collateral Agent.

10.9	Security Agreement relating to the Second Supplemental Indenture dated as of March 31, 2008 among Thornburg Mortgage, Inc., certain of its Subsidiaries and Deutsche Bank Trust Company Americas as Note Lien Collateral Agent.

10.10	Escrow Agreement dated March 31, 2008 among Thornburg Mortgage, Inc., the Subscriber signatories thereto and Wilmington Trust Company as Escrow Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNBURG MORTGAGE, INC.
Date: April 4, 2008
	By:	/s/ Larry Goldstone
Larry Goldstone, Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT

4.1	Senior Subordinated Secured Note Indenture dated as of March 31, 2008 between Thornburg Mortgage, Inc., the Note Guarantors signatories thereto and Wilmington Trust Company, as trustee.

4.1.1	Form of Senior Subordinated Secured Note (included in Exhibit 4.1).

4.2	Second Supplemental Indenture to Senior Note Indenture dated as of March 31, 2008 by and between Thornburg Mortgage, Inc., the Guarantors signatories thereto, and Deutsche Bank Trust Company Americas as Trustee.

10.1	Amendment No. 1 to Override Agreement dated as of March 27, 2008 by and among Thornburg Mortgage Inc., Thornburg Mortgage Hedging Strategies, Inc. and Greenwich Capital Markets, Inc., Royal Bank of Scotland PLC, Greenwich Capital Derivatives Inc., Bear Stearns Investment Products Inc., Citigroup Global Markets Limited, Credit Suisse Securities (USA) LLC, UBS Securities LLC and Credit Suisse International.

10.2	Security Agreement relating to Override Agreement dated as of April 1, 2008 among Thornburg Mortgage, Inc., each other Lien Grantor Party thereto, each Counterparty thereto and Credit Suisse Securities (USA) LLC as Collateral Agent.

10.3	Purchase Agreement dated as of March 31, 2008 by and among Thornburg Mortgage, Inc. and the Subscriber signatories thereto.

10.4	Registration Rights Agreement related to the Senior Subordinated Secured Notes dated March 31, 2008 by and among Thornburg Mortgage, Inc., the Guarantors signatories thereto and the Purchasers signatories thereto.

10.5	Warrant Agreement dated as of March 31, 2008 among Thornburg Mortgage, Inc. and the Warrant Holders signatories thereto.

10.5.1	Form of Warrant (included in Exhibit 10.5).

10.6	Principal Participation Agreement dated as of March 31, 2008 among Thornburg Mortgage, Inc. and the Participants signatories thereto.

10.7	Termination and Release of Prepaid Cash-Settled Agreement dated as of March 31, 2008 by and between Thornburg Mortgage, Inc., MP TMA LLC and MP TMA (Cayman) LLC.

10.8	Security Agreement relating to the Senior Subordinated Secured Note Indenture dated as of March 31, 2008 made by the Grantors signatories thereto in favor of Wilmington Trust Company as Note Lien Collateral Agent.

10.9	Security Agreement relating to the Second Supplemental Indenture dated as of March 31, 2008 among Thornburg Mortgage, Inc., certain of its Subsidiaries and Deutsche Bank Trust Company Americas as Note Lien Collateral Agent.

10.10	Escrow Agreement dated March 31, 2008 among Thornburg Mortgage, Inc., the Subscriber signatories thereto and Wilmington Trust Company as Escrow Agent.